UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2024

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 29, 2024, Northern Oil and Gas, Inc. (the “Company”) entered into an amendment (the “Credit Agreement Amendment”) to its Third Amended and Restated Credit Agreement, dated June 7, 2022, governing the Company’s revolving credit facility with Wells Fargo Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto. Pursuant to the Credit Agreement Amendment, the Company’s semi-annual borrowing base redetermination was completed and: (i) the borrowing base will remain $1.8 billion and (ii) the elected commitment amount will increase from $1.25 billion to $1.5 billion.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.    Results of Operations and Financial Condition.

On April 30, 2024, Northern Oil and Gas, Inc. issued a press release announcing 2024 first quarter financial and operating results. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Credit Agreement Amendment is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Third Amendment to the Third Amended and Restated Credit Agreement among Northern Oil and Gas, Inc., Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, dated April 29, 2024.
99.1	Press release of Northern Oil and Gas, Inc., dated April 30, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary